Exhibit 99.1

A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Corporate Presentation December 2019

Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products, financial position, operating results and prospects, the Company’s pipeline or potential markets therefore, statements regarding the Company’s use of proceeds of the Company’s credit facility in the manner currently anticipated, including the refinancing of the Convertible Notes, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the Company’s ability to meet its outstanding debt obligations; levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; the Company’s sources of liquidity; changes in market conditions, including market factors affecting the price of debt and equity securities; the existence of alternative uses for the Company’s cash; the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Corporate Overview Generic Drugs ▪ 36 commercial products ▪ 107 pipeline products (92 previously approved) with total annual market size = $4.3B Branded Drugs ▪ 11 commercial products ▪ 2 pipeline products previously approved with total annual market size = $1.0B Contract Development & Manuf. ▪ 18 clients representing 29 products ▪ 177,000 ft 2 of U.S. based facilities ▪ 101,000 ft 2 Canadian facility ▪ Capabilities: Oral solids, liquids, topicals, extended release, high containment ▪ U.S. based specialty pharmaceutical company (NASDAQ: ANIP) with a commercial portfolio of 47 brand and generic Rx products ▪ Differentiated generic strategy including acquisition and re - commercialization of previously - approved products, as well as traditional development ▪ Approximately 340 employees; two manufacturing sites in Baudette, Minnesota and one in Oakville, Ontario Core Strategic Focus Create long term shareholder value by: ▪ Building a sustainable and growing portfolio of Brand and Generic Rx products via internal development and acquisition ▪ Advancing a transformational opportunity to re - commercialize Cortrophin ® Gel ▪ Expanding Contract Development and Manufacturing business 3

Senior Management Team 4 Name Role Industry Experience Joined ANI Previous Affiliation Arthur Przybyl President and CEO 25 + years 2009 Stephen Carey VP, Finance and CFO 20+ 2016 Robert Schrepfer SVP, BD and Specialty Sales 15+ 2013 James Marken SVP, Operations & Prod. Development 20+ 2007 David Sullivan, PhD VP, Quality Operations 20+ 2014 Ellen Connolly VP, Regulatory Affairs 15+ 2012 Mark Ginski, PhD VP, Corticotropin Development 20+ 2016

Financial Highlights - 3Q and YTD 2019 As compared with prior year: Net revenues increased 10% YTD Adjusted non - GAAP EBITDA increased 6% YTD Adjusted non - GAAP diluted earnings per share increased 6% YTD (1) See Appendix A for US GAAP reconciliations 5 ($ in millions, except per share data) 2019 2018 2019 2018 Net revenues 51.3$ 50.7$ 158.6$ 144.5$ Net income / (loss) 3.9$ 5.0$ 10.9$ 10.1$ GAAP earnings / (loss) per diluted share 0.32$ 0.42$ 0.89$ 0.85$ Adjusted non-GAAP EBITDA (1) 19.8$ 21.4$ 65.8$ 62.2$ Adjusted non-GAAP diluted 1.23$ 1.29$ 3.98$ 3.74$ earnings per share (1) Three Months Ended Nine Months Ended September 30, September 30,

Third Quarter and YTD 2019 Revenues Year - to - date results include: Generic sales increased primarily due to the launch of four products during 2019 as well as continued strength in certain 2018 launch products. Brand sales increased primarily due to 2018 launches of Atacand ® , Atacand HCT ® , Casodex ® and Arimidex ® , tempered by lower unit sales of InnoPran XL ® , Lithobid, and Vancocin ® . Contract manufacturing increased primarily due to addition of ANI Pharmaceuticals Canada Inc. in Q3 2018. Royalty and other income decreased primarily due to the launches of Atacand ® , Atacand HCT ® , Casodex ® , and Arimidex ® under our own label in 2018. 6 Note: Figures may not foot / cross - foot due to rounding. ($ in millions) 2019 2018 2019 2018 Generic pharmaceutical products 31.8$ 30.3$ 99.5$ 83.7$ Branded pharmaceutical products 16.6 14.6 48.3 41.7 Contract manufacturing 2.4 2.8 8.5 5.5 Royalty and other income 0.6 3.0 2.3 13.6 Total net revenues 51.3$ 50.7$ 158.6$ 144.5$ Three Months Ended Nine Months Ended September 30, September 30,

2019 Guidance Forecast results assumes: Continued investment in our Cortrophin ® Gel re - commercialization program. The above guidance range includes approximately $18.0 million to $18.5 million of total ANI Research and Development expense as compared to $15.4 million incurred in 2018 Continued select investment in Selling, General, and Administrative expenses to support the growth of our business Combined Federal, State, and Foreign marginal income tax rate of 24% Approximately 12.0 million shares outstanding (1) See Appendix A for note regarding US GAAP reconciliations 7 ($ in millions except EPS figures) Low High Net Revenues 209.0$ 212.0$ Adjusted non-GAAP EBITDA (1) 84.7$ 86.8$ Adjusted non-GAAP diluted earnings per 5.06$ 5.23$ share (1) 2019 Guidance Range

$56 $76 $129 $177 $202 $211 ** $27 $43 $61 $74 $84 $86 ** 10 16 25 31 42 47* 0 5 10 15 20 25 30 35 40 45 $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 2014 2015 2016 2017 2018 2019 Guidance Net Revenues Adjusted non-GAAP EBITDA Commercial Products Revenue & Adjusted non - GAAP EBITDA Growth 8 ($ in millions) * Products as of November 6, 2019 ** Midpoint of 2019 annual guidance, as presented in November 6, 2019 Earnings Release

Balance Sheet: Strong Capital Position 9 $59.7 million of cash as of September 30, 2019, up 39% from year end ▪ YTD cash flow from operations of $40.8 million and free cash flow of $35.9 million ▪ $21.2 million utilized to acquire ANDA related intangible assets, product rights, and IPR&D Net leverage of 1.5x as of September 30, 2019, based upon mid - point of 2019 guidance Retired $118.75 million convertible notes on December 2, 2019 5 - year, $265 million senior secured credit facility: ▪ Drawn $187.5 million Term Loan A ▪ Undrawn $75 million revolver Improved ability to continue to invest in: ▪ value generating business development opportunities ▪ our North American based manufacturing and development capabilities ▪ research and development

Generic Rx - $99.5M Net Sales YTD Strong market share position – top 10 products average approximately 43% share as of September 30, 2019 Substantial Authorized Generic portfolio of 9 commercial products Contracts with all 3 major buying consortia – Red Oak, WBAD, and ClarusONE To date, ANI has re - launched 11 products from its pipeline of acquired ANDAs that require a tech transfer prior to re - commercialization 25 of the 36 commercial products are currently manufactured at ANI’s sites 10 36 Commercial products, 86 SKUs Five products added to commercial portfolio in 2019

11 Generic Rx – Key New Product Launch Vancomycin Oral Solution 250mg/5ml ▪ Launched September 2019 ▪ ANI sells the only FDA approved generic product ▪ Convenient pre - flavored single bottle format ▪ Launch supported by broad marketing/awareness program ▪ Annual U.S. vancomycin market exceeds $450M (1) ▪ Heavily compounded dosage form – ANI actively targeting removal of compounded product ▪ Manufactured at ANI facility in Baudette, MN (1) Based on Company estimates and IQVIA data Vancomycin is used in treating antibiotic - associated pseudomembranous colitis caused by Clostridium difficile colitis (commonly referred to as “C - diff”) and for staphylococcal enterocolitis in particular, methicillin resistant staphylococcus aureus (MRSA).

12 Generic Rx – Key New Product Launch Bretylium Tosylate Injection, 500mg/10ml ▪ ANI’s launch re - introduces this critical care drug to the U.S. market ▪ ANI will support launch with educational programs and broad awareness campaign ▪ 180,000 crash carts in U.S. with recommendation for two vials per crash cart (1) ▪ Drug previously included in Advanced Cardiac Life Support (ACLS) guidelines (1) Based on Company estimates Indicated for ventricular fibrillation and life - threatening ventricular arrhythmias, such as ventricular tachycardia

13 Generic Rx – Pipeline Generic pipeline includes 107 products ▪ At least 53 can be re - commercialized via CBE - 30 or Prior Approval Supplement ▪ Approved ANDAs allow ANI to rapidly respond to changing market dynamics Growing injectable pipeline of five products with total annual market size of $769M (1) Leverage ANI’s three manufacturing sites to re - launch acquired ANDAs Dosage forms include: ▪ solid orals, ▪ solutions/suspensions and ▪ injectables Ability to launch unit - dose presentation (1) Based on Company estimates and IQVIA data Total annual market size: $4.3 billion (1)

Brand Rx - $48.3M Net Sales YTD 14 Commercial Portfolio includes 11 Brand Products Inderal ® XL and InnoPran XL ® supported by active sampling, patient awareness campaigns and physician sales and marketing effort Launched Arimidex ® and Casodex ® in ANI label in July 2018 Launched Atacand ® and Atacand HCT ® in ANI label in October 2018

15 Brand Rx – Pipeline (1) Based on Company estimates and IQVIA data Total annual market size: $1.0 billion (1) Brand pipeline includes two products: ▪ Cortrophin ® Gel and Cortrophin - Zinc ® ▪ Both are FDA approved and can be re - commercialized via sNDA filing Key Pipeline Product Cortrophin ® Gel, 80 USP units/ml ▪ $1.0B market ▪ Target sNDA filing in March 2020 ▪ Commercial launch will occur immediately upon FDA approval of sNDA ▪ Launch will be supported by a dedicated sales force ▪ Target 50% market share ▪ Drug substance and drug product sourced and manufactured in U.S.

Cortrophin ® Gel Re - commercialization Milestones 16 Manufacture Commercial Scale API 5X scale up to commercial scale Finalize API manufacturing process and initiate process validation Method development for API characterization methods Method validation for API release / stability methods Viral clearance validation Manufacture Commercial Scale Drug Product Finalize drug product manufacturing process Initiate process validation Method validation for API release / stability methods Manufacture Three Registration Batches Manufacture API and drug product registration batches Initiate registration stability studies - Demonstrate six - months of accelerated and real - time stability prior to sNDA submission sNDA Submission • Target date: March 2020 • Four - month PDUFA date ‘ ‘ Work complete / substantially complete ‘ – ‘ Work in process

Contract Manufacturing - $8.5M Net Sales YTD 17 Experienced contract manufacturer since 2007 ▪ Quality focus at our three North American manufacturing facilities ▪ Broad scientific and regulatory expertise ▪ Solid oral, liquids, topicals, potent compounds, DEA schedule 2 products ▪ Launched ANI Global Source brand in October 2019 Currently serve 18 customers ▪ Brand and generic customers ▪ 19 commercial products ▪ 10 products in development ▪ Contract development, manufacturing, and packaging

Manufacturing Overview – Baudette, Minnesota

	Main Street Facility – 130K ft²	IDC Road Facility – 47K ft²
		
Overview	▪ 57,000 ft² of manufacturing, packaging, and warehouse ▪ Recently completed 5,500 ft² warehouse expansion includes additional schedule CII vault & CIII cage space ▪ 17,000 ft² of laboratory space for product development and analytical testing	▪ 32,000 ft² of manufacturing, packaging, and warehouse ▪ 100 nano-gram per eight-hour time weighted average maximum exposure limit to ensure employee safety ▪ Low-humidity suite for processing and encapsulating moisture-sensitive compounds
Capabilities	▪ Rx solutions, suspensions, topicals, tablets, capsules, and powder for suspension ▪ DEA-licensed for Schedule II controlled substances	▪ Fully-contained high potency facility with capabilities to manufacture hormone, steroid, and oncolytic products ▪ DEA Schedule III capability
Capacity	▪ **Solid Dose** - ~1.2 billion doses/yr ▪ **Liquids** - ~53 million bottles/yr ▪ **Liquid Unit Dose** - ~23 million doses/yr ▪ **Powder** - ~12 million bottles/yr	▪ **Tablets** - ~2.5 billion doses/yr ▪ **Capsules** - ~150 million doses/yr

Pharmaceuticals, Inc.

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Canadian Facility – 101K ft 2 Overview ▪ 101,000 ft 2 of manufacturing, packaging, lab, warehouse, and administrative space ▪ US FDA and Health Canada inspected ▪ Controlled drugs and substance license Capabilities ▪ Rx solutions, suspensions, topicals, tablets, and capsules ▪ Serialization - ready Capacity ▪ Tablets ~ 1 billion doses/yr ▪ Capsules ~340 million doses/yr ▪ Liquids ~3 million bottles/yr ▪ Topicals ~2 million tubes/yr Manufacturing Overview – Oakville, Ontario 19

Other Revenue Generating Assets 20 Yescarta ® Royalty ▪ Originates from assets acquired in BioSante transaction ▪ Entitled to percentage of global Yescarta ® net sales and certain milestones ▪ In June 2018 European Medicines Agency’s Committee for Medicinal Products for Human Use (CHMP) issued a positive opinion on the Marketing Authorization Application (MAA) for Yescarta ®

Summary ANI is an integrated specialty generic pharmaceutical company with: ▪ Profitable base business with substantial pipeline opportunities ▪ Strong capital position ▪ Experienced management team ▪ North American based manufacturing assets and expertise ANI is focused on delivering value through: ▪ Partnerships, strategic alliances, and accretive acquisitions ▪ Internal product development and leveraging manufacturing capabilities ▪ Advancing the re - commercialization of Cortrophin ® Gel 21

22 Appendix A

U.S. GAAP Reconciliations 23 2019 2018 2019 2018 Net Income 3,895$ 5,037$ 10,929$ 10,064$ Add back Interest expense, net 3,336 3,768 10,096 11,132 Other expense/(income), net 33 (20) 117 71 (Provision)/Benefit for income taxes 64 1,329 (120) 2,647 Depreciation and amortization 9,473 8,548 35,048 25,056 Cortrophin pre-launch charges 195 - 195 - Expensed FDA approval milestone payment 329 - 329 - Add back Stock-based compensation 2,470 1,795 6,773 4,954 Acquired IPR&D expense - - 2,324 1,335 Excess of fair value over cost of acquired inventory - 44 - 5,689 Transaction and integration expenses - 928 84 1,269 Adjusted non-GAAP EBITDA 19,795$ 21,429$ 65,775$ 62,217$ Nine Months Ended September 30, ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended September 30,

U.S. GAAP Reconciliations 24 2019 2018 2019 2018 Net Income 3,895$ 5,037$ 10,929$ 10,064$ Add back Non-cash interest expense 1,871 1,980 5,525 5,839 Depreciation and amortization expense 9,473 8,548 35,048 25,056 Cortrophin pre-launch charges 195 - 195 - Expensed FDA approval milestone payment 329 - 329 - Acquired IPR&D expense - - 2,324 1,335 Stock-based compensation 2,470 1,795 6,773 4,954 Excess of fair value over cost of acquired inventory - 44 - 5,689 Transaction and integration expenses - 928 84 1,269 Less Tax impact of add back items (3,441) (3,058) (12,067) (10,153) Discrete tax benefit related to ANI Canada transfer pricing agreement - - (1,653) - Adjusted non-GAAP Net Income 14,792$ 15,274$ 47,487$ 44,053$ Diluted Weighted-Average Shares Outstanding 12,085 11,804 12,060 11,767 Less dilutive effect of notes (78) - (128) - Adjusted Diluted Weighted-Average Shares Outstanding 12,007 11,804 11,932 11,767 Adjusted non-GAAP Diluted Earnings per Share 1.23$ 1.29$ 3.98$ 3.74$ Three Months Ended September 30, Nine Months Ended September 30, ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP Net Income and Adjusted non-GAAP Diluted Earnings per Share Reconciliation (unaudited, in thousands, except per share amounts)

U.S. GAAP Reconciliations 25 Non - GAAP Financial Measures included in 2019 Guidance The Company's fiscal 2019 guidance for adjusted non - GAAP EBITDA and adjusted non - GAAP diluted earnings per share is not reconciled to the most comparable GAAP measure. This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in a reconciliation to the most directly comparable forward - looking GAAP financial measures. Because a reconciliation is not available without unreasonable effort, it is not included in this presentation.